EXHIBIT  99.1



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
          ------------------------------------------------------------
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sandy Markham, the Secretary (principal accounting officer) of ValCom, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained  in  the  Report fairly presents, in all material
respects,   the   financial   condition  and   results  of  operations  of  the
Company.


Dated:  August 15,2005
        --------------


/s/ Sandy Markham
-----------------
Name:  Sandy Markham
Title: Controller (Principal Accounting Officer)